SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): August 12, 2003


                              Delta Apparel, Inc.
                              -------------------
             (Exact name of registrant as specified in its charter)

                                    Georgia
                                    -------
                          (State or Other Jurisdiction
                                of Incorporation)


               1-15583                                 58-2508794
         -------------------                    -----------------------
(Commission File Number)                     (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia                 30097
-------------------------------------------------             ---------------
         (Address of principal executive offices)                (Zip Code)


                                 (678) 775-6900
                                 --------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1    Press release issued by Delta Apparel, Inc. on August 12, 2003.

ITEM 9.  REGULATION F-D DISCLOSURE.

         On August 12, 2003, Delta Apparel, Inc. issued its earnings release for the fiscal quarter and fiscal year ended June 28, 2003. The earnings release is set forth as Exhibit 99.1 to this Current Report and is incorporated herein by reference. Robert W. Humphreys, President and CEO, will hold an analyst conference call on Tuesday, August 12, 2003 at 10:00 a.m. Eastern Time to discuss financial results and give a business update. The conference call will be broadcast through the Company's web site at www.deltaapparel.com. Investors may listen to the call by selecting "investor relations" then "company news." A replay of the webcast will be available within one hour of the call and will be archived at the above address for 30 days following the release.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information set forth under Item 9 above is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DELTA APPAREL, INC.



Date:  August 12, 2003                       /s/  Herbert M. Mueller
                                             ---------------------------------
                                             Herbert M. Mueller
                                             Vice President and Chief
                                               Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description

99.1             Press release issued by Delta Apparel, Inc. on August 12, 2003.